UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2003

WESTIN HOTELS LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15097	91-1328985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Westchester Avenue
White Plains, New York 10604
(Address of Principal Executive Offices, including Zip Code)

1-800-323-5888
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated November 18, 2003.

Item 9. Regulation FD Disclosure

     The press release attached as Exhibit 99.1 and incorporated by reference herein is being furnished pursuant to Item 12 — Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTIN HOTELS LIMITED PARTNERSHIP
(a Delaware limited partnership)

By:	WESTIN REALTY CORP. Its sole General Partner

By:	/s/ Alan M. Schnaid Alan M. Schnaid Vice President

     Dated: November 18, 2003

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